AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT

         Amendment No. 1, dated March 30, 1999 (the "Amendment"), to Credit Agreement dated June 30, 1998 (as amended, the "Agreement") by and between AeroCentury Corp., a Delaware corporation ("AeroCentury"), the banking institutions signatories hereto and named in Exhibit A attached hereto and such other institutions that hereafter become a "Bank" pursuant to '10.4 hereof (collectively the "Banks" and individually a "Bank") and FIRST UNION NATIONAL BANK, a national banking association, as agent for the Banks under this Agreement ("First Union" which shall mean in its capacity as agent unless specifically stated otherwise). All capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Agreement.


                              Preliminary Statement

         WHEREAS, First Union and AeroCentury, together with the other Banks, desire to amend the Agreement in the manner hereinafter set forth.

         NOW,   THEREFORE,   in  consideration  of  the  premises  and  promises
hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Section 1.1 of the Agreement. The definition of "Required Banks" as set forth in Section 1.1 of the Agreement is hereby amended and restated in its entirety to be as follows:

         "Required Banks" at any time shall mean Banks whose Revolving Loan Commitments equal or exceed 70% of the total of such Revolving Loan Commitments if no Loans are outstanding or, if Loans are outstanding, Banks whose outstanding Loans equal or exceed 70% of the Loans.

         2. Section 2.3(c) of the Agreement. The time A12:00 p.m. EST as set forth in the first line of Section 2.3(c) of the Agreement shall be and hereby is amended to be 2:00 p.m. EST.

         3. Amended and Restated Exhibit A to Agreement. Exhibit A to the Agreement shall be and is hereby amended and restated in its entirety as attached hereto.

         4. Representations and Warranties. AeroCentury hereby restates the representations and warranties made in the Agreement, including but not limited to Article 3 thereof, on and as of the date hereof as if originally given on this date.

         5. Covenants. AeroCentury hereby represents and warrants that it is in compliance and has complied with each and every covenant set forth in the Agreement (including this amendment), including but not limited to Articles 5 and 6 thereof, on and as of the date hereof.

         6. Affirmation. AeroCentury hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Agreement and any other Loan Document on the maturity date(s) provided in the Agreement or any other Loan Document, as such documents may be amended hereby.

         7. Effect of Amendment. This Amendment amends the Agreement only to the extent and in the manner herein set forth, and in all other respects the Agreement is ratified and confirmed.

         8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized representatives as of the date first above written.


                                                     AEROCENTURY CORP.




                                                     By _______________________



                                                     FIRST UNION NATIONAL BANK



                                                     By _____________________
                                                          Hugh W. Connelly
                                                          Vice President



                                                     CALIFORNIA BANK & TRUST



                                                     By ________________________
                                                          Thomas C. Paton, Jr.
                                                          Vice President &
                                                          Senior Relationship
                                                          Manager

                                    EXHIBIT A

                       BANKS' COMMITMENTS AND PERCENTAGES


         Bank                                        Commitment                 Percentage



First Union National Bank                       $15,000,000                     66.67%
Transportation and Leasing Division
FC 1-8-11-24
1339 Chestnut Street
Philadelphia, PA  19107
FAX No. (215) 786-7704

California Bank & Trust                         $ 7,500,000                     33.33%
320 California Street
Suite 600
San Francisco, CA 94104
FAX No. (415) 296-9617
